EXHIBIT 10.11F


                                 FIFTH AMENDMENT
                                     TO THE
                     RECOTON CORPORATION CODE SECTION 401(k)
                     PROFIT SHARING PLAN AND TRUST AGREEMENT

          WHEREAS, the Recoton Corporation Code section 401(k) Profit Sharing Plan and Trust Agreement (the "Plan") was adopted by Recoton Corporation (the "Company"); and

          WHEREAS, Section 13.02 of the Plan permits the Company to amend the Plan; and

          WHEREAS, the Company now desires to amend the Plan;

          NOW, THEREFORE, the Plan is hereby amended as follows:

          FIRST: Subparagraph A(2) of Section 5.03 is hereby amended to read in its entirety as follows:

                    "(2) MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Matching Contributions Account and Employer Contributions Account equals the percentage in the following vesting schedule:

                                               PERCENT OF
        YEARS OF SERVICE                     NONFORFEITABLE
        WITH THE EMPLOYER                   ACCRUED BENEFIT
        -----------------                   ----------------

           Less than 2                            None
                2                                 20%
                3                                 40%
                4                                 60%
                5                                 80%
            6 or more                            100%"

          SECOND: The provisions of this Amendment shall be effective as of January 1, 1997.

          THIRD: Except to the extent hereinabove set forth, the Plan shall remain in full force and effect, without change or modification.

          IN WITNESS WHEREOF, the Company has caused these presents to be executed by a duly authorized officer as of January 1, 1997.

                                     RECOTON CORPORATION


                                     By: /s/ JOSEPH H. MASSOT
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